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                       SUPPLEMENT DATED SEPTEMBER 1, 1997
                  REPLACING THE SUPPLEMENT DATED APRIL 1, 1997
                        TO PROSPECTUS DATED JULY 22, 1996
                                       OF
                       SIERRA ASSET MANAGEMENT PORTFOLIOS
                                  P.O. BOX 5118
                       WESTBORO, MASSACHUSETTS 01581-5118


The Prospectus, dated July 22, 1996, as supplemented, for the Class A Shares and Class B Shares of the INCOME, VALUE, BALANCED, GROWTH AND CAPITAL GROWTH PORTFOLIOS of the Sierra Asset Management Portfolios (the "Trust") is amended and supplemented as follows:

In the section "THE PORTFOLIOS IN DETAIL -- SIERRA SERVICES, SIERRA ADVISORS, THEIR AFFILIATES AND THE PORTFOLIOS' SERVICE PROVIDERS -- INVESTMENT ADVISOR OF THE PORTFOLIOS" on page 54, add the following paragraph after the second paragraph:

          On July 1, 1997, Great Western Financial Corporation ("GWFC"), the indirect parent of Sierra Services, the Portfolios' investment advisor, and Washington Mutual, Inc. ("Washington Mutual"), a publicly held financial services company, closed a previously announced Agreement and Plan of Merger resulting in the merger of GWFC with and into a wholly-owned subsidiary of Washington Mutual (the "Merger"). As a result of the Merger, Sierra Services is an indirect subsidiary of Washington Mutual.

In the section "THE INVESTMENT ADVISOR AND INVESTMENT SUB-ADVISORS OF THE UNDERLYING FUNDS -- INVESTMENT SUB-ADVISORS OF THE UNDERLYING FUNDS" under the paragraph beginning "SCUDDER" on page 55, add the following paragraph after the first paragraph:

          Scudder, Stevens & Clark, Inc. ("Scudder") has entered into an agreement with The Zurich Group ("Zurich"), an international insurance and financial services organization, to form a new global investment organization. Under the agreement, Scudder will combine with Zurich's subsidiary, Zurich Kemper Investment, Inc. to form Scudder Kemper Investments, Inc. After the transaction is completed, Zurich will own approximately 70% of the new organization with the balance owned by the new organization's officers and employees. Subject to certain conditions being met, including regulatory approvals, the transaction is expected to close in the fourth quarter of 1997.

In the section "THE INVESTMENT ADVISOR AND INVESTMENT SUB-ADVISORS OF THE UNDERLYING FUNDS -- INVESTMENT SUB-ADVISORS OF THE UNDERLYING FUNDS" under the paragraph beginning "VAN KAMPEN" on page 56, add the following paragraph after the first paragraph:

          On May 31, 1997, Morgan Stanley Group Inc. ("Morgan Stanley") and Dean Witter, Discover & Co. closed a previously announced Agreement and Plan of Merger to form Morgan Stanley, Dean Witter, Discover & Co. Prior thereto, Morgan Stanley Group Inc. was the parent of Van Kampen American Capital Management Inc. ("Van Kampen"), the investment sub-advisor of the Sierra Prime Income Fund. Van Kampen is now a subsidiary of Morgan Stanley, Dean Witter, Discover & Co.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE